ONTARGET360 GROUP INC.

SUBSCRIPTION BOOKLET

TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT

The following provisions are the terms and conditions on which investors in Ontarget360 Group Inc., a Delaware corporation (the “Company”), subscribe for common stock (the “Shares”) and stock purchase warrants (the “Warrants”).   The Shares and Warrants are hereinafter referred to as the “Securities”.    Each prospective investor for Securities accepts these terms and conditions by signing the signature page to such investor’s Accredited Investor Questionnaire ("Questionnaire").  These terms and conditions are sometimes referred to, collectively with the Questionnaire, as the "Agreement" or the "Subscription Agreement".

1.           AGREEMENT TO SUBSCRIBE FOR SECURITIES.  The undersigned ("Subscriber") hereby offers to purchase the Shares and Warrants as described in the Company’s Private Offering Memorandum dated February 5, 2012.   Subscriber agrees that (a) the Company may reject Subscriber’s offer to purchase the Securities for any reason; (b) as of the date designated by the Company when, if at all, the Company accepts this Subscription Agreement and Subscriber’s subscription funds on behalf of the Company, Subscriber shall become obligated under the terms and conditions of this document; and (c) by executing the signature page of the Questionnaire, Subscriber agrees to be bound by those terms and conditions.

2.           INDEPENDENT DETERMINATION AND NO INVESTMENT ADVICE  GIVEN.

The Subscriber acknowledges and represents that the Company has provided no advice to the Subscriber about whether to subscribe for the Securities. The Subscriber has requested and received from the Company all information that the Subscriber, after due inquiry, deemed relevant to subscribing for the Securities. Subscriber has taken into account that there is a risk of loss of this investment, and that this investment will be relatively illiquid so that invested funds will not be readily available. The Subscriber is not relying upon any information or statements made by the Company or its agents other than as provided herein and in the Executive Summary (as defined herein). Taking into account these factors and all other factors relating to the Company, the Subscriber has independently concluded that this investment is suitable for the Subscriber.

3.           REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber hereby represents and warrants as follows, with the understanding that the Company will rely on the accuracy of these representations to establish the eligibility of this offering for certain registration exemptions under federal and state securities laws, and to enable the Company to comply with certain other laws and regulations:

(a)  Securities Not Registered. Subscriber understands that the Company’s offer and its sale to Subscriber of the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered or qualified under state securities laws, on the ground, among others, that Securities are being offered and sold in a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Subscriber understands that no federal or state agency has passed on the merits or fairness of this investment.

(b)  Securities Acquired for Investment. Subscriber is acquiring the Securities with Subscriber’s own funds and for Subscriber’s own account (or for a designated custodial or trust account, if Subscriber is a custodian or trustee) for investment and not with a view to the distribution of any interest therein. No other person will own any part of Subscriber’s Securities or have any right to acquire such a part.

(c)  Review of Offering Materials; Risks Associated with Investment; and Independent Advice. The undersigned has reviewed the public filing information for the Company and the Risk Factors contained therein, and its proposed plan of operations, and has discussed with Company representatives any questions Subscriber may have had as to such materials or the Company, its proposed plan of operations or financial condition. Subscriber understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his, her or its entire investment. The undersigned has considered carefully and understands the risks associated with an investment in the Securities, which include, among others, the risk factors discussed below:

●	the uncertainties and difficulties frequently encountered by companies in the early stage of development with limited operations;
●
the need for substantial additional financing, which may not be available on terms acceptable to the Company, or at all, and the dilutive effects on the equity interests of existing shareholders, the preferential powers and rights generally associated with preferred stock financings, and the debt service costs, leverage and foreclosure risks, and restrictive covenants (financial and otherwise) associated with debt financing; and

●	the lack of liquidity associated with an investment in the Securities.

Subscriber has consulted with Subscriber’s own legal, accounting, tax, investment and other advisers in connection with this investment, to the extent that Subscriber has deemed necessary. The Subscriber or the purchaser representative, if any, who has been designated by Subscriber, is entering into this Agreement relying solely on the facts and terms set forth in this Agreement, the Business Plan, and any additional documents given to the Subscriber by the Company.

(d)  Offer Made Privately. The Company’s offer of the Securities was privately communicated to Subscriber by the Company, or its agents. At no time has Subscriber received information concerning this Offering or the Company from any newspaper, magazine, television or radio broadcast, leaflet or other advertisement, public promotional meeting, a third party unrelated to the Company or any other form of general advertising or general solicitation.

(e)  Subscriber Able to Bear Risks. Subscriber is able to bear the economic risks associated with this investment, including the likelihood that this investment will not generate current income or distributions even if the Company is successful, and the possibility that some or all of the amount invested will be lost if the Company is not successful.

(f)  Accredited Investor. The Subscriber is an “accredited investor,” as that term is defined in Rule 501 of Regulation D under the Securities Act, as specifically indicated in the Accredited Investor Questionnaire included as Appendix A to the Subscription Booklet.

(g)  Subscriber Will Not Assign the Securities. The Subscriber will not assign his, her or its interest in the Securities or any beneficial interest therein, in whole or in part, to any other person.

(h)  Limitations On Disposition. The Subscriber understands the effect of the limitations on disposition that apply to the Securities, including limitations preventing the Securities from being disposed of except pursuant to an exemption from registration under the Securities Act.

(i)  Representations of Entity Subscribers. If Subscriber is an entity, then:

(1) Subscriber has or will have substantial business activities or investments other than its investment in the Company and was not specifically formed for the purpose of purchasing the Securities;

(2) Under Subscriber’s governing documents and in practice, Subscriber’s investment decisions are based on the investment objectives of Subscriber and its owners generally, not on the particular investment objectives of any one or more of its owners; and

 (3) Under Subscriber’s governing documents and in practice, the participation of each owner of Subscriber in each investment made by Subscriber is based on the owner’s ownership percentages or on some other allocation provision that (a) does not result in varying levels of participation among owners based on the nature, amount or other characteristics of a particular investment; and (b) cannot be varied for particular investments made by Subscriber as a result of any election or other decision by any such owner in connection with a particular investment, any exercise of judgment or discretion made by Subscriber’s investment decision maker(s) in connection with a particular investment, or any other reason.

(j)  Authority. Subscriber is duly authorized to enter into this Subscription Agreement, and the person signing this Subscription Agreement on behalf of Subscriber is authorized to do so, under all applicable governing documents, e.g., partnership agreement, trust instrument, pension plan, certificate of incorporation, bylaws, or operating agreement. The execution and delivery of this Agreement by the Subscriber, and performance of its obligations hereunder, will not conflict with any law applicable to the Subscriber or in the material breach of any agreement to which the Subscriber or any of its assets is subject. Each individual who may participate in Subscriber’s investment decision is over twenty-one years of age or the age of majority in such individual’s state of residence. This Subscription Agreement constitutes a legal, valid and binding agreement of Subscriber enforceable against Subscriber in accordance with its terms.

(k)  State Residency.  The undersigned’s principal residence (if subscriber is an individual) or principal business address, as applicable, is in the State set forth in Part I of the Confidential Investor Questionnaire included in Appendix A to the Subscription Booklet, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such State.

(l)  Taxpayer Identification Number, No Backup Withholding; Not a Foreign Entity. Under penalty of perjury, Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. If Subscriber is an entity, then (1) Subscriber is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code and Regulations thereunder; and (2) if Subscriber hereafter becomes such a foreign entity, Subscriber shall notify the Company within 60 days thereafter.

(m)  Miscellaneous. The Subscriber understands that no federal, state, local or foreign agency has passed upon the Securities or made any finding or determination as to the fairness of an investment in the Securities and that the Subscriber is not entitled to cancel, terminate or revoke this subscription.

4.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As of the date hereof, the Company represents and warrants to and agrees with Subscriber as follows with the understanding that the Subscriber will rely upon them in determining whether to invest in the Securities:

 (a)  Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company.

(b)  Authority. The Company has the full right, power and authority to execute, deliver this Agreement, the Note and the Security Agreement and to perform its obligations under this Agreement, the Note and the Security Agreement.

(c)  Due Execution and Delivery; Enforceability. This Agreement, the Note, the Security Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity). The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)  Outstanding Securities. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 3,404,520 shares were issued and outstanding and 5,000,000 shares of preferred stock, of which none are issued and outstanding, each prior to the commencement of the Offering. All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and non-assessable (with no personal liability attaching to the holders thereof or to the Company) and are free from preemptive rights or rights of first refusal held by any person.  Prior to commencment of the Offering the Company had no warrants or options outstanding.

(e)  Consents. Other than the consent from the Company’s Board of Directors, no other consent, approval, authorization, filing with or notice to any person, entity or public authority, or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or the Company's stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, except for filings required by Federal or state securities laws, which filings have been or will be made by the Company on a timely basis.

(f)  No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)  violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) under (A) the articles of incorporation or bylaws of the Company, each as amended as of the date hereof, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, or by which the Company is bound, or to which any of the properties of the Company is subject, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)  result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company.

(g)  The Securities. The Securities upon issuance:

(i)  will be free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)  have been duly and validly authorized and duly and validly issued, and upon payment of the purchase price specified in this Agreement the Shares will be fully paid and non-assessable (with no personal liability attaching to the holders thereof or to the Company) and are free from preemptive rights or rights of first refusal held by any person; provided Subscriber's representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(iii)  will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the Securites Act.

(h)  Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the knowledge of the Company, or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, which litigation if adversely determined would have a Material Adverse Effect.

(i)  No Undisclosed Liabilities. The Company does not have any liabilities of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, which are material, individually or in the aggregate, which are not disclosed in the reported financial statements, other than those incurred in the ordinary course of the Company's businesses since the date thereof, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(j)  Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is not in default under or in violation of any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, other agreement, license, permit, consent, approval or instrument to which it is a party, and no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or would cause acceleration of any obligation of the Company or would adversely affect the business, operations, or financial condition of the Company, except where such default or event, whether with or without the lapse of time or giving of notice, or both, has not and will not have a Material Adverse Effect.  To the best of the knowledge of the Company, no party to any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, other agreement, license, permit, consent, approval or instrument with or given to the Company is in default thereunder and no event has occurred with respect to such party, which, with or without the lapse of time or giving of notice, or both, would constitute a default by such party or would cause acceleration of any obligations of such party.  The Company is (i) not subject to nor in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (ii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect. There are no material (i.e. involving an asserted liability in excess of twenty-five thousand dollars ($25,000)) claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company), pending or, to the best of the Company's knowledge, threatened, against the Company, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor is there any basis for any such action or proceeding.  Neither the Company, nor any of its assets are subject to, nor is the Company in default with respect to, any order, writ, injunction, judgment or decree that could adversely affect the financial condition, business, assets or prospects of the Company.

(k)  Compliance with Laws. The Company is in compliance with all laws, rules and regulations of all Federal, state, local and foreign government agencies having jurisdiction over the Company or affecting the business, assets or properties of the Company, except where the failure to comply has not and will not have a Material Adverse Effect.  The Company possesses all licenses, permits, consents, approvals and agreements (collectively, “Licenses”) which are required to be issued by any and all applicable Federal, state, local or foreign authorities necessary for the operation of its business and/or in connection with its assets or properties, except where the failure to possess such Licenses has not and will not have a Material Adverse Effect.

(l)  Accounts Receivable. The accounts receivable of the Company, if any, represent receivables generated from the sale of goods and services in the ordinary course of business.  The Company knows of no material disputes concerning accounts receivable of the Company.

(m)  Accounts Payable. The accounts payable of the Company represent bona fide payables to third parties incurred in the ordinary course of business and represent bona fide debts for services and/or goods provided to the Company.

(n)  Labor Agreements and Employee Relations. The Company is not a party to a labor agreement with respect to any of its employees with any labor organization, union, group or association and there are no employee unions (nor any similar labor or employee organizations).  There is no labor strike or labor stoppage or slowdown pending, or, to the knowledge of the Company, threatened against the Company, nor has the Company experienced since inception any work stoppage or other labor difficulty.  The Company is in compliance with all applicable laws, rules and regulations regarding employment practices, employee documentation, terms or conditions of employment and wage and hours and the Company is not engaged in any unfair labor practices, except where the failure to comply has not and will not have a Material Adverse Effect.  There are no unfair labor practice charges or complaints against the Company pending before the National Labor Relations Board or any other governmental agency.

(o)  Taxes. The Company has timely filed or will timely file with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and has timely paid or will timely pay all taxes that it is required to pay or has established an adequate reserve therefore.  There are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company in respect of taxes.

(p)  Intellectual Property Rights. The Company has the right to conduct its business in the manner in which its business has been heretofore conducted.  To the knowledge of the Company, the conduct of such businesses by the Company does not violate or infringe upon the patent, copyright, trade secret or other proprietary rights of any third party, and the Company has not received any notice of any claim of any such violation or infringement.

(q)  Use of Proceeds. The proceeds from sale of the Securities to Subscriber will be used by the Company for general working capital purposes.

(r)  Not an Integrated Offering. Neither the Company, nor any person acting on its behalf, has knowingly, either directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would impair the exemptions relied upon in for the offer and sale of the Securities to Subscriber or the Company's ability to timely comply with its obligations hereunder, nor will the Company take any action or steps that would knowingly cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon for the offer and sale of the Securities to Subscriber or the Company's ability to timely comply with its obligations hereunder. The Company will not knowingly conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, which would impair the exemptions relied upon for the offer and sale of the Securities to Subscriber or the Company's ability to timely comply with its obligations hereunder.

(s)  No General Solicitation. Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

5.           RESTRICTED SECURITIES. The undersigned understands and acknowledges that the Securities have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, that the transfer of the Shares is restricted under those laws, and constitute “restricted securities,” as that term is defined in Rule 144 under the Securities Act.  Subscriber also understands and acknowledges that he, she or it may be required to hold the Securities indefinitely, that there is no market for the securities of the Company, and there can be no assurance that there ever will be a market for the securities of the Company. Consequently, the undersigned may not transfer, sell or otherwise dispose of the Securities, unless those shares have been registered for resale under the Securities Act or an exemption from the registration requirements of the Securities Act is available for such transfer, sale or disposition, such as Rule 144.

6.           TRANSFER RESTRICTIONS. Subscriber agrees that (1) Subscriber will not attempt to transfer the Securities in violation of the transfer restrictions under federal and state securities laws; (2) the Company may note these transfer restrictions in its records and refuse to recognize any transfer which violates these transfer restrictions, or any proposed transfer for which the Company has not received an acceptable opinion of counsel stating that the proposed transfer will not violate these transfer restrictions; and (3) one or more legends required under federal and/or applicable state securities laws and regulations may be imprinted on the certificates evidencing the Securities. One of such legends shall read substantially as follows:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

7.           Intentionally Left Blank

8.           Intentionally Left Blank

9.           INDEMNIFICATION.

(a) Subscriber agrees to indemnify and hold harmless the Company and its affiliates, directors, members, partners, shareholders, officers, directors, employees and agents and attorneys, from and against any and all loss, liability, claims, damage, and expense (including any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) which may result, directly or indirectly, from an inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Subscription Agreement or contained in the Questionnaire or in any other document furnished by the Subscriber to the Company in connection with this transaction.

(b) The Company agrees to indemnify and hold harmless the Subscriber and his or its affiliates, directors, members, partners, shareholders, officers, directors, employees and agents and attorneys, from and against any and all loss, liability, claims, damage, and expense (including any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) which may result, directly or indirectly, from an inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Subscription Agreement, the Business Plan or in any other document furnished by the Company to the Subscriber in connection with this transaction.

10.         AGREEMENT BINDING ON SUBSCRIBER’S SUCCESSORS. The representations, warranties and agreements in this Subscription Agreement shall be binding on Subscriber’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.

11.         REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE USA PATRIOT ACT

(a)  The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as "Prohibited Persons").

(b)  The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information that the Company may require upon request.

(c)  If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment in accordance with applicable regulations, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, or  its affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

12.         GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein. Each of the Company and the Subscriber hereby agrees and consents to be subject to the exclusive jurisdiction of the United States District Court for the Eastern District or the Southern District of New York or the state courts of Kings County or New York County, New York as to any dispute, claim, or litigation arising out of or relating in any way to this Agreement or the transaction at issue in this Agreement, and hereby irrevocably waives, to the fullest extent permitted by law, (a) any objection that Subscriber may now or hereafter have to laying venue of any suit, action or proceeding brought in such court, (b) any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum, and (c) any defense that it may now or hereafter have based on lack of personal jurisdiction in such forum.

13.         SURVIVAL.

(a)  The Subscriber hereby warrants that any representation made by it or on its behalf hereunder will be true at any time it makes an additional capital contribution to the Company, and the act of making an additional contribution will be evidence of its reaffirmation of the representations made herein.

(b)  The Subscriber warrants that the representations made by him or her or on its behalf in this Subscription Agreement and the information provided in the Questionnaire will remain true for so long as the Subscriber is a security holder of the Company and covenants (i) to inform the Company if any of them becomes untrue while the Subscriber is a security holder of the Company and (ii) to ensure that this Section 13 is binding upon the Subscriber’s successors and assigns.

IN WITNESS WHEREOF, the undersigned has signed this Subscription Agreement.

FOR INDIVIDUALS

____________________________________________________	____________________________________
Name(s) (Please Print)	Joint Subscriber, if any
____________________________________________________	____________________________________
Signature(s)	Joint Subscriber, if any

Dated: ____________ 2012

Amount of Investment: $________________

Number of Units Purchased: _____________

Name(s) in which Shares and Warrants are to be registered:
___________________________________________

ADDRESS FOR ALL NOTICES TO INVESTOR: ____________________
________________________________________________________

Social Security Number of Investor: _____________________________

Telephone Number for Investor:________________________________

E-mail address for Investor: __________________________________

Facsimile Number for Investor: _______________________________

ACCEPTED:

ONTARGET360 GROUP INC.
_______________________________________________________
By: Howard Kaplan
Its: Chief Executive Officer

Dated: _____________, 2012

IN WITNESS WHEREOF, this Subscription Agreement has been signed on behalf of the entity named below by a duly authorized signatory.

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

Name of Entity_____________________________________________
(Please Print)
By: _________________________________
Signature)
_______________________________________
Name and Title (Please Print)

Dated: ____________ 2012

Amount of Investment: $____________

Number of Units Purchased: _____________

ADDRESS FOR ALL NOTICES TO INVESTOR:_______________________________
__________________________________________________________________________

Taxpayer ID Number of Investor: ____________________________

Telephone Number for Investor:_________________________

E-mail address of Investor: __________________________

Facsimile Number for Investor: ______________________

ACCEPTED:

ONTARGET360 GROUP INC.
____________________________________
By: Howard Kaplan
Its: Chief Executive Officer

Dated: ______________, 2012

APPENDIX A

ONTARGET360 GROUP INC.

ACCREDITED INVESTOR QUESTIONNAIRE
 I. SUBSCRIBER INFORMATION

Full Name of Subscriber(s) (or custodian):

QUESTIONS TO DETERMINE ACCREDITED INVESTOR STATUS

Each Subscriber must be an "Accredited Investor" within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act"). Please check all boxes below that describe Subscriber.

If Subscriber is a custodian acting for one or more minors, responses below should apply to each minor, not to the custodian.

[___] INDIVIDUAL WITH $1 MILLION NET WORTH. A natural person whose individual net worth (excluding primary residence), or joint net worth (excluding primary residence) with his or her spouse, exceeds $1,000,000.

[___] INDIVIDUAL WITH $200,000 INDIVIDUAL ANNUAL INCOME. A natural person (not an entity) who had an individual income in excess of $200,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

[___] INDIVIDUAL WITH $300,000 JOINT ANNUAL INCOME. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of preceding two years and has a reasonable expectation of reaching same income level in current year.

[___] CORPORATIONS OR PARTNERSHIPS. A corporation, partnership, or similar entity that has at least $5 million of assets and was not formed for the specific purpose of acquiring the securities of the Company.

[___] REVOCABLE TRUST. A trust not formed for the specific purpose of acquiring securities of the Company, that is revocable by its grantors and each of whose grantors is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

[___] REVOCABLE TRUST. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring securities of the Company, whose purchase of the securities of the Company is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

[___] IRA OR SIMILAR BENEFIT PLAN. An IRA, Keogh or similar benefit plan that covers only a non-employee natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1 million.

[___] PARTICIPANT-DIRECTED EMPLOYEE BENEFIT PLAN ACCOUNT. A participant-directed employee benefit plan (e.g., many 401(k) plans), investing at the direction of and for the account of a participant whose individual net worth (excluding primary residence), or joint net worth (excluding primary residence) with his or her spouse, exceeds $1 million.

[___] OTHER ERISA PLAN. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (" ERISA") other than a participant-directed plan (i) with total assets of at least $5 million or (ii) for which investment decisions (including the decision to purchase securities of the Company) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

[___] GOVERNMENT BENEFIT PLAN. A plan established and maintained by a state, its political subdivisions (e.g., municipalities), or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets of at least $5 million.

[___] IRREVOCABLE TRUST. A trust (other than an ERISA employee benefit plan) that (i) is not revocable by its grantor(s), (ii) has at least $5 million of assets, (iii) was not formed for the specific purpose of acquiring securities of the Company, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.

[___] NON-PROFIT ENTITY. An organization described in Section 501©(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements, that was not formed for the specific purpose of making an investment in the Company.

OTHER INSTITUTIONAL INVESTOR (check one).

[__] A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);
[__] a savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the  Securities Act (whether acting for its own account or in a fiduciary capacity);
[__] a broker-dealer registered under the Exchange Act;
[__] an insurance company, as defined in Section 2(13) of the Securities Act;
[__] an investment company registered under the Investment Company Act;
[__] a “business development company”, as defined in Section 2(a)(48) of the  Investment Company Act;
[__] a small business investment company licensed under Section 301© or (d) of the Small Business Investment Act of 1958, as amended, or
[__] a “private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

[___] ENTITY OWNED ENTIRELY BY ACCREDITED INVESTORS. A corporation, partnership, or similar entity each of whose equity owners is either a natural person whose individual net worth (excluding primary residence), or joint net worth (excluding primary residence) with his or her spouse, exceeds $1,000,000 or an entity each of whose equity owners meets this test. Evidence that equity owners are accredited must be provided supplementally.

Individual:
_________________________________________	___________________________________
Name(s) (Please Print)	Joint Subscriber, if any

________________________________________	___________________________________
Signature(s)	Joint Subscriber, if any

Dated: ____________ 2012

Entity:

Name of Entity____________________________________
(Please Print)

By: ____________________________________________
(Signature)
_______________________________________________
Name and Title (Please Print)

Dated: ___________ 2012

APPENDIX B – FORM OF STOCK PURCHASE WARRANT

SERIES __ - COMMON STOCK PURCHASE WARRANT

To Purchase __________ Shares of Common Stock of

ONTARGET360 GROUP INC

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the three (3) year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Ontarget360 Group Inc., a Delaware corporation (the “Company”), up to ______ shares (the “Warrant Shares”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.  Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Private Placement Memorandum (the “Memorandum”), dated __________, 2012 among the Company and the purchasers signatory thereto.

Section 2.  Exercise.

a) Exercise of Warrant.  Subject to compliance with the terms and condition of this Warrant, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer.

b) Exercise Price.  The exercise price of the Common Stock under this Warrant shall be $___, subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vii) prior to the issuance of such shares, have been paid.

iii. Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(c)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

vi. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vii. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.  Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), as adjusted hereunder (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then, the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance.  The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

c) Pro Rata Distributions.  If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula.  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

g) Notice to Holders.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.  Transfer of Warrant.

a) Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5.  Miscellaneous.

a) Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b) No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Memorandum.

g) Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company at the last known address of record.

j) Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l) Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m) Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n) Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: __________ , 2012
ONTARGET360 GROUP INC.

By:
Name
Title:

NOTICE OF EXERCISE

TO:  ONTARGET360 GROUP INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box) a ___ bank wire,   or ___ check in lawful money of the United States;

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

______________________________________________

______________________________________________

______________________________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

__________________________________________________________________
Signature of Authorized Signatory of Investing Entity or Individual Holder

____________________________________________
Name of Signatory:

_____________________________________________________________
If applicable, title of Signatory:

______________________________________________________________
Date:

ASSIGNMENT FORM

(Note: To assign the foregoing warrant, execute this form and supply required information.  Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

whose address is

Dated:  ______________, _______

Holder’s Signature:	__________________________________

Holder’s Address:	__________________________________

__________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C – PRIVATE OFFERING MEMORANDUM

PRIVATE PLACEMENT OFFERING

ONTARGET360 GROUP INC
(formerly CWS Marketing & Finance Group Inc)

UP TO 500,000 Common Shares $250,000 and
500,000 Series A and 500,000 Series B Warrants

THESE SECURITIES ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER INVESTMENT.

Ontarget360 Group Inc (formerly CWS Marketing & Finance Group Inc.) (the “Company”), a Delaware corporation, offers hereby a maximum of 500,000 Shares of the company’s common stock (the “Shares”) at a purchase price of $0.50 per share, 500,000 stock purchase warrants (the “Series A Warrants”) at an exercise price of $0.50 per warrant and 250,000 stock purchase warrants (the “Series B Warrants”) at an exercise price of $1.00 per warrant.  The Series A and Series B Warrants, collectively the “Warrants”).

There is no minimum offering amount.  The net proceeds from the sale of the Shares and Warrants will be retained by the Company.  Regardless of whether all of the Shares and Warrants have been sold, the Offering will terminate on June 30, 2012, unless extended by the Company without notice to investors to a date not later than July 30, 2012.  The minimum purchase is 50,000 Shares, 50,000 Series A Warrants and 25,000 Series B Warrants for a purchase price of $25,000, although the Company in its sole discretion may accept subscriptions for a lesser amount.  The Company reserves the right to reject orders for the purchase of Shares and Warrants, in whole or in part, and if a subscription is rejected, the subscriber’s funds will be returned, without interest, promptly after rejection.

The Shares and Warrants are being offered only to a limited number of accredited investors, without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration afforded by Section 4(2) under the Securities Act and Rule 506 of Regulation D and/or Regulation S under the Securities Act. The Company reserves the right to increase or decrease the price and size of the Offering.  Officers, directors, employees and affiliates of the Company may purchase Shares and Warrants in the Offering.

The price at which the Shares and Warrants are being offered to the public has been arbitrarily determined by the Company and bears no relationship to the book value of the Company’s assets or any other recognized criteria of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION.  ANY REPRESENTATIONS TO THE CONTRARY CONSITITUTE A CRIMINAL OFFENSE.

The date of this Offering is February 5, 2012

LIST OF EXHIBITS

Exhibit A     Company’s Form 10-K for the year ended September 30, 2011 & Form 10Q for the quarter ended December 31, 2011

NOTICE TO INVESTORS

The Offering involves a highly speculative investment.  There is only a limited market for our securities and there is no guarantee that a more active market will develop for our securities after the Offering.  There can be no assurance that an active trading market will develop or that purchasers of the Shares and Warrants will be able to resell their securities at prices equal to or greater than the Offering Price.  The Shares and Warrants have not been registered under the Securities Act or any state securities laws. Accordingly, purchase of the Shares and Warrants should be viewed as a long-term investment and should be considered only by those individuals who can afford to lose their entire investment.

In making an investment decision, you must rely on your own examination of our business and the terms of the Offering, including the merits and risks involved, including the risk that you may lose your entire investment. No federal or state securities commission or regulatory authority has recommended the Shares and Warrants or confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

The Shares and Warrants are subject to restrictions on transferability and resale and may not be transferred or resold except under the Securities Act and applicable state securities laws or an exemption therefrom. Investors are cautioned that they will be required to bear the financial risks of this investment for an indefinite period of time.

The Securities Act and the securities laws of certain jurisdictions grant purchasers of securities sold in violation of the registration or qualification provisions of those laws the right to rescind their purchase of the securities and to receive back the consideration they paid. We believe that the Offering is not required to be registered or qualified. Many of these laws granting the right of rescission also provide that suits for such violations must be brought within a specified time, usually one year from discovery of facts constituting the violation. Should any investor institute such an action on the theory that the Offering was required to be registered or qualified, we will contend that the contents of this Memorandum constituted notice of the facts constituting that alleged violation.

No person has been authorized to make any representation or give any information with respect to the Shares and Warrants except the information contained in this Notice to Investors (this “Memorandum”). Prospective investors should not rely on any information not contained in this Memorandum. Prospective investors are not to construe the contents of this Memorandum as legal, business or tax advice. Each prospective investor should consult his own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Offering.

Neither the delivery of this Memorandum at any time nor any sale made pursuant to this Memorandum will imply that information contained in the Memorandum is presented as of any time subsequent to the date set forth on the front cover and such information is subject to change, completion or amendment without notice.

The information presented in this Memorandum was prepared and is furnished by the Company solely for use by prospective investors in connection with the Offering.

This Memorandum (together with any amendments or supplements to the Memorandum and any other information that we may furnish to prospective investors) includes or may include certain statements, estimates and forward-looking projections and statements with respect to our anticipated future performance. Those statements, estimates and forward-looking projections reflect various assumptions of management that may or may not prove to be correct and involve various risks and uncertainties.

The Company plans to close the Offering on June 30, 2012.  However, the Company reserves the right to terminate this Offering without notice at any time prior to the sale of all the Shares and Warrants offered hereby.  The Company may extend the Offering up to July 31, 2012.  This Memorandum has been prepared by the Company.

A PURCHASE OF THE SECURITIES OFFERED HEREBY (THE SHARES AND WARRANTS) INVOLVES A HIGH DEGREE OF RISK, AND CONSEQUENTLY, IT IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY, WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT, AND WHO UNDERSTAND, OR HAVE BEEN ADVISED AS TO, THE LONG TERM NATURE OF AND THE RISK FACTORS ASSOCIATED WITH THIS INVESTMENT.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAVE ANY OF THE FOREGOING PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Memorandum is February 5, 2012

EXPLANATORY NOTES

THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES OFFERED HEREBY IS SUBSTANTIALLY RESTRICTED. SUCH SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE SUBSCRIPTION AGREEMENT AND OTHERWISE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. ACCORDINGLY, THERE MAY BE NO MARKET FOR THE SECURITIES OFFERED HEREBY. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY ARE AVAILABLE ONLY TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS DEFINED IN RULE 501 (a) OF REGULATION D, PROMULGATED UNDER THE SECURITIES ACT (“REGULATION D”). SEE THE FORM OF SUBSCRIPTION AGREEMENT CONTAINED IN THE SUBSCRIPTION BOOKLET WITH RESPECT TO CERTAIN REPRESENTATIONS AND WARRANTIES THAT AN INVESTOR WILL BE REQUIRED TO MAKE.

THIS MEMORANDUM IS NOT SUBJECT TO THE SPECIFIC DISCLOSURE REQUIREMENTS APPLICABLE TO OFFERINGS THAT ARE MORE WIDELY AVAILABLE. POTENTIAL INVESTORS SHOULD BE AWARE THAT THIS MEMORANDUM MAY NOT CONTAIN DISCLOSURES THAT ARE AS DETAILED AND COMPLETE AS WOULD BE FOUND IN A PROSPECTUS OR PRIVATE PLACEMENT MEMORANDUM SUBJECT TO THE SPECIFIC DISCLOSURE RULES UNDER THE SECURITIES ACT.

THE PURCHASE OR OTHER ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES SPECIAL RISKS AND OTHER CONSIDERATIONS AND INVESTORS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION CONTAINED IN THIS MEMORANDUM AND ANY SUPPLEMENT HERETO.

THE INFORMATION CONTAINED IN THIS MEMORANDUM HAS BEEN FURNISHED BY THE COMPANY.  THIS MEMORANDUM CONTAINS SUMMARIES, BELIEVED TO BE ACCURATE, OF CERTAIN TERMS OF CERTAIN DOCUMENTS, BUT REFERENCE IS MADE TO THE ACTUAL DOCUMENTS, COPIES OF WHICH WILL EITHER BE MADE AVAILABLE UPON REQUEST OR ARE CONTAINED IN THE SUBSCRIPTION BOOKLET, FOR THE COMPLETE INFORMATION CONTAINED THEREIN. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL TO OR SOLICITATION OF AN OFFER TO BUY FROM ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN (INCLUDING IN THE EXHIBITS HERETO) OR IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF AND/OR THE DATES REFERRED TO HEREIN.

EACH PROSPECTIVE PURCHASER MAY, IF HE OR SHE DESIRES, MAKE INQUIRIES OF APPROPRIATE MEMBERS OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY’S BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY PUBLICLY AVAILABLE ADDITIONAL INFORMATION THAT SUCH PERSON DEEMS TO BE NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY PUBLICLY AVAILABLE DOCUMENTS THAT ANY PROSPECTIVE PURCHASER WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED UPON REQUEST, SUBJECT TO SUCH PERSON’S AGREEMENT TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY AND ADDRESSED AS FOLLOWS: ONTARGET360 GROUP INC. 2490 BLACK ROCK TURNPIKE #344, FAIRFIELD, CT 06880, ATTN: HOWARD KAPLAN, CEO.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT HIS, HER OR ITS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTIONS FOR THE SHARES AND WARRANTS, IN WHOLE OR IN PART, AND TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE FULL AMOUNT OF SHARES AND WARRANTS SUBSCRIBED FOR BY SUCH INVESTOR, AND THE OFFER OF THE SHARES AND WARRANTS MADE HEREBY IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS SET FORTH HEREIN AND IN THE SUBSCRIPTION AGREEMENT.

THIS MEMORANDUM HAS BEEN PREPARED FOR THE EXCLUSIVE USE AND BENEFIT OF PROSPECTIVE INVESTORS. UNDER NO CIRCUMSTANCES SHALL THIS MEMORANDUM CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY UNLESS THE PROSPECTIVE INVESTOR TO WHOM THIS MEMORANDUM IS GIVEN SATISFIES THE SUITABILITY STANDARDS STATED HEREIN.

BY ACCEPTING DELIVERY OF THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN THIS MEMORANDUM AND ALL ENCLOSED DOCUMENTS TO THE COMPANY AT THE ADDRESS STATED ABOVE, IF THE RECIPIENT ELECTS NOT TO PURCHASE ANY OF THE  OFFERED HEREBY.

ANY REPRODUCTION OR REDISTRIBUTION OF THIS MEMORANDUM (INCLUDING THE EXHIBITS HERETO) IN WHOLE OR IN PART OR THE DIVULGENCE OF ANY OF ITS CONTENTS OTHER THAN TO LEGAL, BUSINESS AND TAX ADVISORS OF A PROSPECTIVE INVESTOR (WHO, IN TURN, MAY USE THE INFORMATION CONTAINED HEREIN SOLELY FOR PURPOSES RELATED TO SUCH INVESTOR’S INVESTMENT OR PROPOSED INVESTMENT IN THE SHARES AND WARRANTS), WITHOUT THE PRIOR WRITTEN APPROVAL OF MANAGEMENT OF THE COMPANY IS EXPRESSLY PROHIBITED.

ANY STATEMENT CONTAINED IN A DOCUMENT INCORPORATED HEREIN BY REFERENCE SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS MEMORANDUM TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS MEMORANDUM.

JURISDICTIONAL NOTICES

NOTICE TO RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR BUSINESS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NO FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS RECOMMENDED THESE SECURITIES. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF FOREIGN JURISDICTIONS:

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE SECURITIES TO SATISFY HIMSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES, IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

PLAN OF DISTRIBUTION

The Company will be selling of up to 500,000 Shares, at a purchase price of $0.50 per Share, and 500,000 Series A and 250,000 Series B Warrants, at an exercise price of $0.50 and $1.00, respectively. The Company reserves the right to increase or decrease the size of the Offering at its discretion.  The Offering will commence on the date shown on the front cover of this Memorandum and terminate on June 30, 2012, unless extended to July 31, 2012 by the Company.  The Company will have the right to immediately utilize the funds received from investors.  The minimum purchase is 50,000 Shares, and 50,000 Series A and 25,000 Series B Warrants, at a purchase price of $25,000.  The Company’s officers, directors, employees and affiliates may purchase Shares and Warrants in the Offering on the same terms and conditions as other purchasers.

The Shares and Warrants are offered by the Company subject to prior sale, subject to certain conditions including prior approval of certain legal matters by its counsel, subject to the Company’s right to accept or reject subscriptions at its discretion and withdrawal or modification of such offer without notice.

Prior to the Offering there in no public market for the common stock of the Company and there is no assurance that an active market will develop with respect to the common stock.  The price of the Shares has been determined arbitrarily by the Company.  The factors considered by the Company in determining the Offering Price include, among others, the Company’s past, present and projected results of operations, the future prospects for the industry in which the Company competes and proposes to compete, the quality of the management of the Company, the current market prices of similar securities of comparable companies and the general condition of the securities markets at the time of the offering, as well as the information generally set forth in this Memorandum regarding the Company.  The Offering Price, however, should not be considered as an indication of the actual value of such securities.  After completion of this offering, the market price of the common stock is subject to change as a result of market conditions and other factors.

Each prospective investor must complete and submit the Subscription Documents being delivered herewith and follow the instructions for assuring that payment is made for the full purchase price in immediately available funds.

Expenses.  The Company will pay all of costs and expenses in connection with the Offering, including, but not limited to, all expenses related to the costs incurred to prepare, reproduce or print this Memorandum, legal expenses and other expenses incurred in qualifying the Offering for sale under state securities, or “blue sky,” laws of such jurisdictions where the Securities are being offered, and the reasonable fees and expenses of the Company’s attorneys and accountants. It is anticipated that the total of all costs, expenses and fees in connection with this Offering, will be approximately $20,000.    The Company will also utilize the services of a FINRA registered broker dealer and may pay a fee up to 10% of the proceeds raised as well as stock purchase warrants equal to 10% of the total securities issued at an exercise price that is equal to the Series A Warrants.  Refer to conflicts of interest section below for further details.

Conflicts of Interest

The Company will be utilizing the services of Ocean Cross Capital Markets LLC (“Ocean Cross”), a FINRA registered Broker Dealer, to act as its Lead Placement Agents.  Ocean Cross will be compensated with a 10% cash placement fee, a 2% expense allowance and stock purchase warrants equal to 10% of the aggregate number of shares sold in the Offering.    The terms of the warrants will be those provided for the investors Series A Warrants.   It should also be noted that, William Schloth, the Company’s Director and CFO, has indirect ownership in the Company, through CFO Managed Fund I, LLC (“CFOMI”), an entity wholly-owned and controlled by Mr. Schloth’s wife.   As of the date of thi memorandum, the Company has no employment contract with Mr Schloth, however, may decide to establish such.   Mr. Schloth is the founder, CEO and sole owner of Ocean Cross.  As of the date of this memorandum, CFOMI owned 2,693,000 shares, representing 79.1% of the Company.  Three other affiliated registered representatives (individually, the “Affiliate”) of Ocean Cross owned a total of 15,000 shares, representing 0.6% of the Company.  Under Exhibit C we have provided the Form 8K related to the above transaction and change of management and the board of directions.

On or before May 1, 2012, should the Company raise at least $250,000, an Affiliate will receive an employment agreement.   The employment agreement will provide for a $5,000 per month fee, for a period of twelve months.  It also provides for participation in the Company’s planned health plan.  The Company will pay 75% of the monthly premium.  The intend work to be performed by such Affiliate will be in the sales area.

INVESTOR SUITABILITY REQUIREMENTS AND SUBSCRIPTION PROCEDURES

The securities being offered for sale pursuant to Rule 506 of Regulation D of the Securities Act to an unlimited number of persons who meet the definition of “accredited investors” under Regulation D.

An “accredited investor” under Regulation D includes any person who we reasonably believe comes within any of the following categories:

1.	any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1.0 million, excluding the value of that person’s primary residence;

2.
any natural person who had an income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

3.
any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

4.
a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

5.
an employee benefit plan (a) if the investment decision is made by a plan fiduciary, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor, (b) which has assets in excess of $5,000,000, or (b) which is a self-directed plan (such as a self-directed IRA, Keogh, or SEP plan) with investment decisions made solely by persons that are accredited investors;

6.
any bank or any savings and loan association whether acting in its individual or fiduciary capacity; any registered broker or dealer; any insurance company; any registered investment company; and business development company; and SBIC; and any government employee benefit plan with total assets in excess of $5,000,000; or

7.	any entity in which all of the equity owners are accredited investors.

If you are an entity that qualifies as an accredited investor only because all of your equity owners are accredited investors (as described in paragraph 7 above), each equity owner of the investing entity must represent to the Company that he or she is an accredited investor.

Other representations of the subscriber are set forth in the Subscription Agreement attached hereto as Exhibit A. You must, prior to execution of the Subscription Agreement, carefully review the same and to insure that the representations are in fact true and correct. If any of these representations are made falsely, the investor and the Company could be found to be in violation of federal and state securities laws.

THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION OR TO ACCEPT LESS THAN ALL OF A SUBSCRIPTION FROM ANY PROSPECTIVE INVESTOR.

Ability to Accept Limitations on Transfer

You will not be able to liquidate your investments in the event of emergency or for any other reason due to the substantial restrictions on transfer imposed under federal and state securities laws on resale thereof. The qualification standards for accredited investors are a minimum requirement for qualification of purchasers of the securities offered hereunder and the satisfaction of such standards does not necessarily mean that the Shares are a suitable investment.

How to Subscribe

You may purchase  Sharess and Warrants in this Offering by completing and signing the Unit Purchase Agreement in the form attached to this Memorandum and delivering them and the subscription amount to the Company prior to the expiration date of this Offering. The subscription amount must be paid by wire transfer or by cashiers check, bank draft or money order made payable to “Ontarget360 Group Inc.” and should be delivered to the address and/or bank account identified in the accompanying Subscription Documents.  The Subscription Agreement contains numerous warranties, representations and agreements on the part of the subscriber. Therefore, you should read the Subscription Agreement carefully before subscribing to purchase Shares the Warrants. Certificates for the Shares and Warrants will be issued as soon as practicable after subscriptions have been received and accepted by the Company and the Offering has been closed.

If you retain a purchaser representative to assist in evaluating the merits and risks associated with investing in the Shares and Warrants, you must have your purchaser representative complete and return a Purchaser Representative Certificate to us (available upon request). We will thereafter review the qualifications of the proposed purchaser representative and will notify you if such purchaser representative is not acceptable to the Company as a purchaser representative. Your purchaser representative will be required to disclose to you any past, present or proposed future relationship between the purchaser representative or its affiliates and the Company or its affiliates.

In the event we do not accept your subscription, your subscription funds will be returned to you without interest or deduction immediately upon rejection of a subscription.  We may accept any subscription in whole or in part. In addition, we reserve the right to reject any subscription in our sole discretion for any reason whatsoever and terminate the Offering at any time prior to our acceptance of subscriptions.

This Offering will expire at 5:00 p.m. on June 30, 2012, unless extended by the Company for a reasonable time thereafter but not later than July 31, 2012, without prior notice to subscribers. Upon our acceptance of subscriptions for the purchase of Shares and Warrants offered hereby and completion of all conditions to closing, the funds may immediately be disbursed to the Company.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Reports filed with the SEC pursuant to the Exchange Act, including proxy statements, annual and quarterly reports, and other reports filed by the Company, can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. Company’s filings are also available on the SEC’s Internet site (http://www.sec.gov).

[EXHIBITS]

[SECURITIES ACT FILINGS]